UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

Filed by the Registrant ☑
Filed by a Party Other than the Registrant ☐

Check the appropriate box:

☐  Preliminary Proxy Statement
☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐  Definitive Proxy Statement
☑  Definitive Additional Materials
☐  Soliciting Material under §240.14a-12

NETEZZA CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑  No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange
Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined)

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form of Schedule and the date of its filing

Amount Previously Paid:

Form, Schedule or Registration Statement No.:

Filing Party:

Date Filed:

Additional Materials Filed Pursuant to Rule 14a-6
On November 3, 2010 Netezza Corporation issued a press release announcing the expiration of the Hart-Scott-Rodino waiting period. The press release follows.

Netezza Announces Expiration of Hart-Scott-Rodino Waiting Period
November 3, 2010. Netezza Corporation (NYSE: NZ) today announced the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, in connection with the proposed acquisition of Netezza by International Business Machines Corporation. Completion of the transaction still requires the satisfaction of certain conditions, including obtaining the approval of Netezza’s stockholders. Netezza’s special meeting of stockholders to consider the merger is scheduled for November 10, 2010.
About Netezza Corporation
Netezza Corporation (NYSE: NZ) is the global leader in data warehouse, analytic and monitoring appliances that dramatically simplify high-performance analytics across an extended enterprise. Netezza’s technology enables organizations to process enormous amounts of captured data at exceptional speed, providing a significant competitive and operational advantage in today’s data-intensive industries, including digital media, energy, financial services, government, health and life sciences, retail and telecommunications. For more information about Netezza, please visit www.netezza.com.
About IBM
For Information on Demand and IBM Information Management, please visit:
http://www.ibm.com/software/data/information-on-demand/
For more information on IBM Business Analytics, please visit the online press kit:
http://www.ibm.com/press/us/en/presskit/27163.wss
Follow IBM and Analytics on Twitter: http://twitter.com/ibmbizanalytics
Follow IBM analytics on Tumblr: http://smarterplanet.tumblr.com/tagged/new_intelligence
IBM YouTube Analytics Channel: http://www.youtube.com/user/ibmbusinessanalytics
For more information on IBM Smarter Systems: http://www-03.ibm.com/systems/smarter/
CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS
Any statements in this press release about future expectations, plans and prospects for Netezza, including statements about the expected timetable for consummation of the proposed transaction among IBM, Onyx and Netezza, and any other statements about IBM, Onyx and Netezza, or about Netezza’s future expectations, beliefs, goals, plans or prospects, constitute forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered forward-looking statements. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, including the parties’ ability to consummate the transaction; the conditions to the completion of the transaction, including the receipt of Netezza stockholder approval, the regulatory approvals or court approvals required for the transaction may not be obtained on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the transaction; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the arrangement within the expected time-frames or at all and to successfully integrate Netezza’s operations into those of IBM or that such integration may be more difficult, time-consuming or costly than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the transaction; the retention of certain key employees of Netezza may be difficult; IBM and Netezza are subject to intense competition and increased competition is expected in the future; Netezza’s dependence on a single product family for nearly all of its revenue; fluctuations in foreign currencies could result in transaction losses and increased expenses; the volatility of the international marketplace; and the other factors described in IBM’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 and in its most recent quarterly report filed with the Securities and Exchange Commission (the “SEC”), and Netezza’s Annual Report on Form 10-K for the fiscal year ended January 31, 2010 and in its most recent quarterly report filed with the SEC. IBM and Netezza assume no obligation to update the information in this Current Report on Form 8-K, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.
ADDITIONAL INFORMATION AND WHERE TO FIND IT
This report may be deemed to be solicitation material in respect of the proposed acquisition of Netezza by IBM. In connection with the proposed acquisition, Netezza has filed a definitive proxy statement with the SEC. STOCKHOLDERS OF NETEZZA ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING NETEZZA’S DEFINITIVE PROXY STATEMENT, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain the documents free of charge at the SEC’s web site, http://www.sec.gov. Documents are also available for free from Netezza by contacting Netezza’s Investor Relations at 508-382-8200 or ir@netezza.com.
Participants in Solicitation
IBM and its directors and executive officers, and Netezza and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of Netezza common stock in respect of the proposed transaction. Information about the directors and executive officers of IBM is set forth in the proxy statement for IBM’s 2010 Annual Meeting of Stockholders, which was filed with the SEC on March 8, 2010. Information about the directors and executive officers of Netezza is set forth in the proxy statement for Netezza’s 2010 Annual Meeting of Stockholders, which was filed with the SEC on May 7, 2010. As of September 27, 2010, Netezza’s directors and executive officers beneficially owned approximately 3,851,497 shares of Netezza common stock, or 5.9% of the outstanding shares of Netezza common stock as of such date. In addition, certain of Netezza’s executive officers have entered into employment or transition arrangements with IBM, which will become effective as of the closing of the Merger. Investors may obtain additional information regarding the interest of such participants by reading the definitive proxy statement regarding the acquisition filed with the SEC on October 12, 2010.